UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2018 (August 20, 2018)

Goldman Sachs Middle Market Lending

Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-55746	81-2506508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On August 20, 2018, Goldman Sachs Middle Market Lending Corp. (the “Company”) entered into (i) an agreement with Bank of Montreal (the “BMO Joinder Agreement”), pursuant to which Bank of Montreal agreed to provide a $50 million commitment through the accordion feature in the Company’s senior secured revolving credit agreement, dated as of September 11, 2017, with SunTrust Bank serving as administrative agent (as amended, supplemented or otherwise modified and in effect from time to time, the “Revolving Credit Facility”) and (ii) an agreement with ING Capital LLC (the “ING Joinder Agreement”), pursuant to which ING Capital LLC agreed to provide a $50 million commitment through the accordion feature in the Revolving Credit Facility.

The BMO Joinder Agreement and ING Joinder Agreement collectively increased the aggregate commitments under the Revolving Credit Facility from $400 million to $500 million. The accordion feature of the Revolving Credit allows the Company, subject to the satisfaction of various conditions, to bring total commitments under the Revolving Credit Facility to $500 million. There were no other amendments to the terms of the Revolving Credit Facility.

The foregoing descriptions are only a summary of the material provisions of the BMO Joinder Agreement and ING Joinder Agreement and are qualified in their entirety by reference to copies of the BMO Joinder Agreement and ING Joinder Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Joinder Agreement, dated as of August 20, 2018, by Bank of Montreal, as Assuming Lender, in favor of the Company, as Borrower, and SunTrust Bank, as Administrative Agent under the Revolving Credit Facility.

10.2	Joinder Agreement, dated as of August 20, 2018, by ING Capital LLC, as Assuming Lender, in favor of the Company, as Borrower, and SunTrust Bank, as Administrative Agent under the Revolving Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp.

Date: August 21, 2018	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer